UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported): August 27, 2012

LIFE PARTNERS HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Texas

(State of incorporation)

0-7900 (Commission File Number)	74-2962475 (I.R.S. Employer ID no.)

204 Woodhew Waco, Texas (Address of Principal Executive Offices)	76712 (Zip Code)

Issuer’s telephone number, including area code: 254-751-7797

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 27, 2012, Life Partners Holdings, Inc. (“we”) announced the appointment of Scott Dubs as our Chief Financial Officer (principal financial officer), effective August 21, 2012. We shall pay Mr. Dubs an annual salary of $125,000 and provide him with a standard benefit package, which includes a 401K retirement plan and healthcare insurance. He will be eligible for discretionary performance-based bonuses in amounts determined by the Compensation Committee.

Our press release announcing Mr. Dubs’s appointment is furnished as an exhibit and is posted on our website (www.lphi.com).

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
99.1	Press release dated August 27, 2012, announcing CFO appointment

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 27, 2012

Life Partners Holdings, Inc.

By: /s/ R. Scott Peden
R. Scott Peden
Secretary and General Counsel

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EXHIBIT INDEX

DESCRIPTION OF EXHIBIT

Number	Description	Page
99.1	Press release dated August 27, 2012, announcing CFO appointment	4

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